UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2023

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 2, 2023 (the “Petition Date”), Tattooed Chef, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 proceedings are jointly administered under the caption “In re: Ittella International, LLC, et al.”, Case Number 2:23-bk-14154-SK (the “Chapter 11 Cases”).

On September 19, 2023, the Debtors held an auction pursuant to bid procedures approved by the Court (the “Auction”) under Section 363 of the Bankruptcy Code relating to the disposition of substantially all of the Debtors’ assets. A summary of the winning bids at the Auction are included as Exhibit 99.1 hereto.

On October 4, 2023, the Court entered into an order approving and authorizing all of the winning bids, except with respect the real property located at 2810 Karsten Ct. SE, Albuquerque, NM 87102 (the “Karsten Real Property”). On November 15, 2023, the Court entered into an order approving and authorizing the winning bid with respect to the Karsten Real Property, thereby completing the disposition of substantially all of the Debtors’ assets. As a result of the foregoing, the Company has no operating assets and has ceased all operations.

Cautionary Information Regarding Trading in the Company’s Securities

Holders of the Company’s equity securities will likely be entitled to no recovery on their investment following the Cases, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Information Regarding the “Tattooed Chef” Brand

As shown on Exhibit 99.1 hereto, Planted Ventures, LLC (“Planted Ventures”) purchased all of the Company’s intellectual property rights through its winning bid at the Auction, including all rights in and to the mark “Tattooed ChefTM”. Planted Ventures is owned and controlled by Salvatore Galletti, the Company’s former Chairman of the Board and Chief Executive Officer. Pursuant to the rights and assets acquired by it, Planted Ventures is actively selling products under the “Tattooed Chef” brand name to retailers in the United States, as well as advertising and marketing its “Tattooed Chef” products through various channels, including through the website www.tattooedchef.com. The Company is not involved with the operations of Planted Ventures and will not receive any revenues from Planted Ventures’ sale of its “Tattooed Chef” products. The Company cautions against any inference that the continued advertising, marketing, and sale of “Tattooed Chef” products indicates that the Company is associated with any such activities. As noted above, the Company has no operating assets and has ceased all operations. Planted Ventures’ operations are solely for its own benefit and do not in any way benefit, nor are they otherwise associated with, the Company.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases,; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; satisfaction of any conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Expert Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Summary of Winning Bids at Auction
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Edward J. Bidanset
	Name:	Edward J. Bidanset
	Title:	Chief Restructuring Officer

Date: April 25, 2024

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